Debt (Tables)	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Schedule of Long-term Debt Instruments
A summary of our long-term debt is as follows:

(amounts in millions)	December 31, 2016	December 31, 2015
Secured Obligations:
Dynegy Inc.:
Tranche B-2 Term Loan, due 2020	$224	$780
Tranche C Term Loan, due 2023 (1)	2,000	—
Revolving Facility	—	—
Forward Capacity Agreement	219	—
Inventory Financing Agreements	129	136
Subtotal secured obligations	2,572	916
Unsecured Obligations:
Dynegy Inc.:
7.00% Amortizing Notes, due 2019 (TEUs)	80	—
6.75% Senior Notes, due 2019	2,100	2,100
7.375% Senior Notes, due 2022	1,750	1,750
5.875% Senior Notes, due 2023	500	500
7.625% Senior Notes, due 2024	1,250	1,250
8.00% Senior Notes, due 2025 (2)	750	—
Equipment Financing Agreements	97	75
Subtotal unsecured obligations	6,527	5,675
Total Dynegy Inc.	9,099	6,591
Genco Unsecured Obligations (3):
7.00% Senior Notes Series H, due 2018	—	300
6.30% Senior Notes Series I, due 2020	—	250
7.95% Senior Notes Series F, due 2032	—	275
Total Genco	—	825
Total debt obligations	9,099	7,416
Unamortized debt discounts and issuance costs (4)	(120)	(207)
	8,979	7,209
Less: Current maturities, including unamortized debt discounts and issuance costs, net	201	80
Total Long-term debt	$8,778	$7,129
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(1)
At December 31, 2016, the escrowed term loan, under the Finance IV Credit Agreement, was secured by first-priority liens on amounts in the applicable escrow account which was classified as long-term Restricted cash in our consolidated balance sheet. Upon the close of the Delta Transaction, this debt obligation became Dynegy Inc.’s secured obligation. Please read Finance IV Credit Agreement below for further discussion.

(2)
The $750 million, 8 percent unsecured senior notes (the “2025 Senior Notes”) do not provide registration rights but otherwise have terms and provisions similar to our approximately $5.6 billion in senior notes (“Dynegy Senior Notes”).

(3)
On December 9, 2016, Genco filed a prepackaged plan of reorganization Chapter 11 Case (the “Chapter 11 Case”). As a result, we reclassified the Genco unsecured obligations as Liabilities subject to compromise in our December 31, 2016 consolidated balance sheet. Additionally, we wrote off approximately $94 million of remaining unamortized debt discount. See Note 22—Genco Chapter 11 Bankruptcy for further discussion.

(4)	Includes $111 million of unamortized debt discounts as of December 31, 2015 relating to the Genco unsecured obligations.

Schedule of Maturities of Long-term Debt
Aggregate maturities of the principal amounts of all indebtedness, excluding unamortized discounts, as of December 31, 2016 are as follows:

(in millions)
2017	$210
2018	212
2019	2,200
2020	262
2021	31
Thereafter	6,184
Total	$9,099